Exhibit 10.15

Form of Note

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS NOTE HAS BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

RVeloCITY, INC.

10% PROMISSORY NOTE

Issuance Date: _____________ __, 2022	Original Principal Amount: $_____________
Note No.___

FOR VALUE RECEIVED, RVeloCITY Inc., a Delaware corporation (“RVeloCITY” or “RVnGO” the “Maker”), hereby promises to pay to the order of _______________________ (the “Subscriber”), or its registered assigns (together with the Subscriber, the “Holder”), the amount set out above as the Original Principal Amount, as reduced pursuant to the terms hereof pursuant to redemption, or otherwise (the “Principal”), when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, upon the Maturity Date or acceleration, redemption or otherwise (in each case in accordance with the terms hereof).

The Original Principal Amount is ___________________________ Dollars ($____________). For purposes hereof, the term “Outstanding Balance” means the Original Principal Amount, as reduced or increased, as the case may be, pursuant to the terms hereof for breach hereof or otherwise, plus any accrued but unpaid interest, collection and enforcements costs, and any other fees or charges incurred under this Note.

This Note is being issued pursuant to the terms of a subscription agreement dated as of __________ __, 2022 between the Maker and the Subscriber and exhibits thereto (collectively, the “Transaction Documents”). Unless otherwise defined herein, all capitalized terms, when used in this Note, shall have the same meaning as they are defined in the Transaction Documents.

1. GENERAL TERMS.

(a) Payment of Principal. The Outstanding Balance of this Note, including all accrued interest hereon at the Interest Rate, shall be due and payable on the earlier of the Company’s completion of its IPO (as defined below) or October 31, 2025 (the “Maturity Date”). “IPO” means an initial public offering of Maker’s Common Stock and the listing or trading of its Common Stock on a national securities exchange.

(b) Interest. Interest shall accrue from the Issuance Date on the Original Principal Amount or other outstanding Principal at an annual rate of ten percent (10%) (the “Interest Rate”) and all accrued interest shall be fully paid on the Maturity Date (or sooner as provided herein) to the Holder or its assignee in whose name this Note is registered on the records of the Maker regarding registration and transfers of Notes in cash.

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2. EVENTS OF DEFAULT.

Whenever used herein, an “Event of Default” means the occurrence and continuation of any one of the following events, whatever the reason, and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body:

(a) The Maker’s failure to pay to the Holder any amount of Principal, Interest, or other amounts when and as due under this Note; or

(b) A material breach by RVeloCITY of any material representation, warranty or covenant contained in the Transaction Documents or a material breach by RVeloCITY of any material representation, warranty or covenant contained in the Transaction Documents, that, if capable of cure, is not cured within 30 days from the date such breach has occurred; or

(c) The Maker or any subsidiary of the Maker shall commence, or there shall be commenced against the Maker or any subsidiary of the Maker under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker or any subsidiary of the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary of the Maker or there is commenced against the Maker or any subsidiary of the Maker any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of ninety-one (91) days; or the Maker or any subsidiary of the Maker is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary of the Maker suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of ninety-one (91) days; or the Maker or any subsidiary of the Maker makes a general assignment for the benefit of creditors; or the Maker or any subsidiary of the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary of the Maker shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary of the Maker shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary of the Maker for the purpose of effecting any of the foregoing.

3. PREPAYMENT. This Note may be prepaid by RVeloCITY without penalty or premium of any kind.

4. REISSUANCE OF THIS NOTE.

Upon receipt by the Maker of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Maker in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Maker shall execute and deliver to the Holder a new Note representing the outstanding Principal.

5. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms shall be handled according to the Notice clause in the Subscription Agreement.

The addresses for such communications shall be:

If to the Maker:

Paul Kacir, CEO

RVeloCITY, Inc.

2801 E. Camelback Road, Suite 200

Phoenix, Arizona 85016

Email: paul.kacir@rvngo.com

If to the Holder:

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6. APPLICABLE LAW AND VENUE. This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of Delaware that are located in Wilmington or in the federal courts located in Wilmington, in the State of Delaware. Both parties and the individuals signing this Note agree to submit to the jurisdiction of such courts.

7. WAIVER. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

8. MISCELLANEOUS.

(a) Lawful Money; Costs of Collection. All amounts payable hereunder are payable in lawful money of the United States. RVeloCITY agrees to pay all costs of collection when incurred, including reasonable attorneys’ fees and costs, whether or not a suit or action is instituted to enforce this Note, including but not limited to court costs, appraisal fees, the cost of searching records, obtaining title reports and title insurance and trustee’s fees, to the extent permitted by applicable law.

(b) No Offset; Holder in Due Course. All payments under this Note made by or on behalf of RVeloCITY shall be made without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes. RVeloCITY waives any right of offset it now has or may hereafter have against Agent or Holder and its successors and assigns as to this Note (but retains any such rights as to any other prior or future transaction between these parties), and agrees to make the payments called for hereunder in accordance with the terms hereof. The holder hereof and all successors thereof shall have all the rights of a holder in due course as provided in the Delaware Uniform Commercial Code and other laws of the State of Delaware.

(c) Waivers. RVeloCITY and any endorsers, guarantors or sureties hereof severally waive presentment and demand for payment, notice of intent to accelerate maturity, protest or notice of protest or nonpayment, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder; expressly agree that this Note, or any payment hereunder, may be extended from time to time; and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of RVeloCITY and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the holder hereof with any person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note of RVeloCITY, even if RVeloCITY (or any entity comprising RVeloCITY) is not a party to such agreement.

(d) Usury Protection. The parties hereto intend to conform strictly to the applicable usury laws. In no event, regardless of any provisions contained therein or in any other document executed or delivered in connection herewith, shall the holder hereof ever be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum amount permitted by applicable law (the “Maximum Rate”). In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereunder or otherwise exceed the Maximum Rate. If for any circumstance whatsoever interest would otherwise be payable to the holder in excess of the maximum lawful amount, the interest payable to the holder shall be reduced automatically to the Maximum Rate and any payment received in excess of such amount shall be applied to the outstanding principal balance of the Note.

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(e) Entire Agreement. This Note, the other Transaction Documents, and all other documents and instruments contemplated hereby and thereby together constitute the entire agreement between and among the parties pertaining to the subject matter hereof. No supplement, modification or amendment of this Note shall be binding unless executed in writing by the parties. No waiver shall be binding unless executed in writing by the party making the waiver. No provision of this Note shall be interpreted for or against the drafting party.

(f) Commercial Purpose. RVeloCITY agrees that no funds advanced under this Note shall be used for personal, family or household purposes, and that all funds advanced hereunder shall be used solely for business, commercial, investment or other similar purposes.

(g) Successors and Assigns. All the terms and provisions of this Note shall be binding upon and inure to the benefit of the parties to this Note and their respective successors and assigns.

(h) Assignment. RVeloCITY may not, voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, sell, transfer, assign, hypothecate, pledge or in any way alienate this Note or any right or interest in this Note (each a “Transfer”) without Holder’s prior written consent, which Holder may withhold in its sole and absolute discretion. Any consent by Holder to any Transfer shall not constitute consent to any other Transfer. Holder may freely Transfer its interest, rights, or title in or to this Note or the other Transaction Documents in Holder’s sole and absolute discretion.

(i) Construction. Whenever used in this Note, the terms “including,” “include,” “includes” and the like are not intended as terms of limitation, and, hence, shall be deemed to be followed by “without limitation.”

(j) Severability. If any provision of this Note, as applied to any party or to any circumstance, shall be found by a court of competent jurisdiction to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Note, the application of any such provision in any other circumstance, or the validity or enforceability of this Note, and any provision which is found to be void, invalid or unenforceable shall be curtailed and limited only to the extent necessary to bring such provision within the requirements of the law.

(k) Survival of Terms. The terms and provisions of this Note shall survive the Maturity Date until full payment of all amounts due hereunder.

(l) Preferential Payment. If at any time any payment made pursuant to this Note is deemed to have been a voidable preference, fraudulent conveyance or other similar conveyance or preferential payment under any bankruptcy, insolvency or other debtor relief or similar law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return of this Note to RVeloCITY and shall not be discharged or satisfied with any such payment or cancellation. Such payment shall instead remain a valid and binding obligation enforceable in accordance with the terms of this Note and shall be immediately due and payable.

(m) Relief From Stay. As an additional inducement to and material consideration for Holder agreeing to execute this Note and the other Transaction Documents, RVeloCITY agrees that in the event a Bankruptcy or Judicial Action (as hereinafter defined in this Section 8(m)) is commenced which subjects Holder to any stay in the exercise of Holder’s rights and remedies under this Note or the other Transaction Documents, including, but not limited to, the automatic stay imposed by Section 362 of the United States Bankruptcy Code (individually and collectively, “Stay”), then RVeloCITY irrevocably consents and agrees that such Stay shall automatically be lifted and released against Holder, and Holder shall thereafter be entitled to exercise all of its rights and remedies against RVeloCITY that is or could be subject any Stay under this Note or the other Transaction Documents. Nothing contained herein shall limit or prevent Holder from exercising all of its rights and remedies against RVeloCITY that is not the subject any Stay under this Note or the other Transaction Documents. RVeloCITY acknowledges that it is knowingly, voluntarily, and intentionally waiving its rights to any Stay and agrees that the benefits provided to RVeloCITY under the terms of this Note are valuable consideration for such waiver. As used in this Section 8(n), the term “Bankruptcy or Judicial Action” shall mean any voluntary or involuntary case filed by or against a RVeloCITY under the United States Bankruptcy Code, or any voluntary or involuntary petition in composition, readjustment, liquidation, or dissolution, or any state and federal bankruptcy law action filed by or against a RVeloCITY, any action where a RVeloCITY is adjudicated as bankrupt or insolvent, any action for dissolution of a RVeloCITY, or any action in furtherance of any of the foregoing, or any other action, case, or proceeding that has the effect of staying (or in which a stay is being obtained against) the enforcement by Holder of its rights and remedies under the this Note or the other Transaction Documents.

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Except to enforce the terms of the Transaction Documents, RVeloCITY shall not take any action and shall not fail to take any action which such action or omission will or might tend to interfere with, delay, enjoin or otherwise prohibit the commencement, continuation or completion of efforts by Holder to enforce its remedies under this Note or the other Transaction Documents, or applicable law. Without limiting the generality of the foregoing and except to enforce the terms of the Transaction Documents, RVeloCITY waives its rights, if any, to seek or obtain a stay, injunction or other form of order prohibiting in any way any act necessary or appropriate for the commencement or completion of Holder’s enforcement of its remedies under the this Note or the other Transaction Documents, or applicable law (without limiting the generality of the foregoing, such waiver extends to such rights which may exist under any statute or rule relating to bankruptcy cases, including, without limitation, 11 U.S.C. § 105, 11 U.S.C. § 301, 11 U.S.C. § 302, 11 U.S.C. § 303, 11 U.S.C. § 304, 11 U.S.C. § 362, 11 U.S.C. § 348, 11 U.S.C. § 706, 28 U.S.C. §157, 28 U.S.C. § 158, Federal Rule of bankruptcy Procedure (“FRBP”) 3007, FRBP 3008, FRBP 3012, FRBP 8005, FRBP 9023, FRBP 9024, or FRBP 9029).

9. AMENDMENT AND WAIVER OF RIGHTS. This Note may be amended and the observance of any term hereof may be waived (either generally or in a particular instance either retroactively or prospectively) only by a written instrument executed by the Maker and the Holder.

10. WAIVER OF RIGHT TO TRIAL BY JURY.

EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE, THE OTHER TRANSACTION DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARM’S-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by a duly authorized officer as of the date set forth above.

RVeloCITY, Inc.
By:
Name:	Paul Kacir
Title:	Chief Executive Officer

Note No. [ ]

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